SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 29, 2003

Date of Report (Date of Earliest Event Reported)

GreenPoint Mortgage Securities Inc. (as Sponsor of the Mortgage-Backed
Pass-Through Certificates, Series 2003-1)

GREENPOINT MORTGAGE SECURITIES INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-83605	68-0397342

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Wood Hollow Drive, Doorstop #22210, Novato, CA 94945

(Address of Principal Executive Offices)

(415) 461-6790

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events

Pursuant to Rule 411(c) of Regulation C under the Securities Act of 1933, GreenPoint Mortgage Securities Inc. (the “Company”) is filing an opinion (the “Opinion”) with the Securities and Exchange Commission relating to the Mortgage-Backed Pass-Through Certificates, Series 2003-1 for incorporation by reference into the Registration Statement on Form S-3 (Registration No. 333-83605).

The Opinion is attached hereto and filed as Exhibit 5.1.2.

Item 7(c). Exhibits

5.1.2 Opinion of Tobin & Tobin dated August 29, 2003 regarding due authorization of the Series 2003-1 Certificates.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 29, 2003

GREENPOINT MORTGAGE SECURITIES INC.

	By:	/s/ Nathan Hieter

Nathan Hieter
Vice President

EXHIBIT INDEX

Exhibit Number

5.1.2	Opinion of Tobin & Tobin dated August 29, 2003 regarding due authorization of the Series 2003-1 Certificates.